AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 1, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 of the Securities Exchange Act of 1934

                                  May 21, 2001
                Date of Report (Date of earliest event reported)

                             FORTUNE FINANCIAL, INC.
                             -----------------------
             (Exact Name of registrant as Specified in its Charter)

Florida                             000-6764                    59-1218935
(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

                            10475-103 Fortune Parkway
                           Jacksonville, Florida 32256
                    (Address of principal executive offices)

                                 (904) 363-6339
               Registrant's telephone number, including area code

                           Mobile America Corporation
          (Former name or former address, if changed since last report)
================================================================================

                              Item 5. Other Events

     Fortune Financial, Inc. announced that its primary operating subsidiary, Fortune Insurance Company, has consented to the appointment of the Florida Department of Insurance as Receiver for purposes of rehabilitation. Fortune Insurance Company suspended the writing of all new and renewal insurance policies on May 15, 2001 because of its inadequate capital base. The Department of Insurance will oversee Fortune Insurance Company's operations to ensure the orderly run-off of the Company's existing policies, including the normal processing of endorsements, handling of customer service and payment of claims. Fortune Financial, Inc. is continuing to evaluate financing alternatives to allow resumption of its insurance business through one of its other insurance subsidiaries.

A copy of the press  release  announcing  these  matters is  attached  hereto as
Exhibit 99.1 and incorporated herein by reference.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FORTUNE FINANCIAL, INC.


Date:  June 1, 2001                By: /s/  MARK P. BROCKELMAN
                                       -----------------------------------------
                                        Mark P. Brockelman
                                        Vice President & Chief Financial Officer


















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


                                  Exhibit Index
                                  -------------

Exhibit         Description
-------         -----------
99.1            Press Release on Fortune Insurance Company Agreeing to Voluntary
                Rehabilitation























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


Exhibit 99.1
------------
                                                                    May 30, 2001
For Release:

FORTUNE INSURANCE AGREES TO VOLUNTARY REHABILITATION

Fortune Financial, Inc. announced that its primary operating subsidiary, Fortune Insurance Company, has consented to the appointment of the Florida Department of Insurance as Receiver for purposes of rehabilitation. Fortune Insurance Company suspended the writing of all new and renewal insurance policies on May 15, 2001 because of its inadequate capital base. The Department of Insurance will oversee Fortune Insurance Company's operations to ensure the orderly run-off of the Company's existing policies, including the normal processing of endorsements, handling of customer service and payment of claims.

Fortune Financial, Inc. is continuing to evaluate financing alternatives to allow resumption of its insurance business through one of its other insurance subsidiaries.

Fortune Financial, Inc. is an insurance holding company headquartered in Jacksonville, Florida. Its property and casualty insurance subsidiaries write personal nonstandard automobile insurance and homeowner's insurance through independent specialty agents.

For further information, please contact:    Mark Brockelman
                                            Vice President and CFO
                                            Fortune Financial, Inc.
                                            10475-103 Fortune Parkway
                                            Jacksonville, FL 32256
                                 Telephone: 904-363-6339, ext. 2319
                                 E-mail:    MBrockelman@Fortune.net

Forward-Looking Statements
--------------------------
Some statements made in this informational release are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors and prospective investors are referred to the Company's Form 10-Q for the quarter ended September 30, 2000 and its most recently filed Form 10-K for the year ended December 31, 1999 for a more detailed discussion of the factors that could cause actual results to differ. The Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.



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